AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT

Amendment No. 1 dated as of December 11, 2018 to the Employment Agreement (the “Agreement”) dated as of April 28, 2017 among Seth P. Bernstein (the “Executive”), AllianceBernstein L.P. (“AB”), AllianceBernstein Holding L.P. (“AB Holding”) and AllianceBernstein Corporation (the “Corporation,” and together with AB and AB Holding, the “Company”).

WHEREAS, the Compensation and Workplace Practices Committee (the “Committee”) of the Board of Directors of the Corporation, during a regular meeting duly held on December 11, 2018, adopted a resolution by which the Committee approved an amendment to the Agreement relating to the Executive’s annual equity grants in 2018 and future years;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants, terms and conditions as set forth herein, and other valuable consideration, the receipt of and sufficiency of which are hereby acknowledged, it is hereby agreed between the Company and the Executive as follows:

1.Defined Terms. Terms defined in the Agreement shall have the same meaning when used in this Amendment.

2.Annual Equity Grants. Notwithstanding any contrary or inconsistent provision in the Agreement, any annual equity award made to the Executive under Section 4(c)(ii) of the Agreement shall be made in all respects in accordance with the Company’s compensation practices and policies generally applicable to the Company’s executive officers as in effect from time to time, including the documentation of any such award with the then current form of Incentive Compensation Program award agreement.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed on its behalf by a duly authorized officer and the Executive has executed this Amendment on his own behalf intending to be legally bound.

ALLIANCEBERNSTEIN L.P.

BY:    /s/ Larry Cranch
Larry Cranch
General Counsel

ALLIANCEBERNSTEIN HOLDING L.P.

BY:    /s/ Larry Cranch
Larry Cranch
General Counsel

ALLIANCEBERNSTEIN CORPORATION

BY:    /s/ Larry Cranch
Larry Cranch
General Counsel

AGREED TO AND ACCEPTED BY:

/s/ Seth Bernstein
Seth Bernstein

December 11, 2018
Date

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